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INDEPENDENT AUDITORS' CONSENT                                         Exhibit 23


We consent to the incorporation by reference in Registration Statement No. 333-31528 of Evenflo Company, Inc. on Form S-8 of our report dated March 16, 2001, appearing in this Annual Report on Form 10-K of Evenflo Company, Inc. for the year ended December 31, 2000.




DELOITTE & TOUCHE LLP

Dayton, Ohio
March 29, 2001